LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS



[GRAPHIC]



THE LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND



ANNUAL REPORT

JUNE 30, 2001


[LOGO]

[LOGO]                                                    LEONETTI BALANCED FUND


Dear Shareholder:

The stock market finally enjoyed a ray of sunshine with the major stock indices moving higher in the second quarter after being down substantially in the first quarter of 2001. As the slowdown in the economy became quite obvious to all, stock market trading became quite volatile with little overall direction. Many market days where stocks suffered large declines were either due to weak economic numbers or company warnings being released. Investors worried that the economic slowdown could deteriorate further, which ultimately would bring on the first recession since 1990.

                             SIX MONTH AND YEAR-TO-DATE PERFORMANCE*
                             ---------------------------------------
Dow Industrials                    (2.6%)            + 0.5%
Nasdaq Composite                  (12.6%)            (45.5%)
S&P 500                            (7.3%)            (15.8%)

*    without dividends

The Leonetti Balanced Fund reflected the returns of the stock indices shown, with a drop of 5.99% for the past six months. This trailed the Fund's benchmark, the Lipper Balanced Fund Index, which had a negative return of 1.60%. For the twelve months ended June 30, 2001, your Fund was down 12.48% compared to a loss for the Lipper Balanced Fund Index of 0.98%. This was mostly due to strength in bonds, weakness in large capitalization growth stocks and good returns in the defensive sectors of the market. Your Fund has utilized a portfolio mix of large capitalization growth stocks, coupled with short-term maturities for the fixed income portion. Total net assets of the Fund are $28 million at June 30, 2001.

During the second quarter the Federal Reserve continued its aggressive policy of cutting interest rates that it had started at the beginning of the year. After five rare fifty basis point cuts, another twenty-five basis point cut was announced at the June meeting. The six cuts brought the federal funds rate down to 3.75%. When the Fed cuts rates, the lag time for those cuts to have an impact on the economy is typically six to twelve months. July marks the sixth month mark from the first rate cut at the beginning of the year. The economy will also receive an added push from the income tax rate cuts. The third quarter should benefit from the one time tax refunds with the first checks scheduled to go out in July. Our outlook remains the same, that the economy while slowing down significantly will avoid dropping into a recession. The turn for some industries will come late in the third quarter, for many in the fourth quarter and for some early next year. The weakness in the technology sector has been a significant barrier for the economy. In 1994, technology made up 14% of the economy, while today that number has exceeded 30%.

In the past six months we positioned the portfolio towards less glamorous growth stocks with more emphasis on value and stocks that would benefit from changes in interest rates. We also increased the number of holdings in the portfolio.

The ten largest common stock holdings in the Leonetti Balanced Fund as of June 30, 2001 were, in order:

American Home Products (AHP)
America Online (AOL)
Eastman Kodak (EK)
Verizon Communications (VZ)
Tribune Cos. (TRB)
Citigroup (C)
General Electric (GE)
ITT Industries (ITT)
Comcast Corp. (CMCSK)
New York Times (NYT)

It appears that the worst is over for the financial markets and events should continue to move towards a more positive note. Investors will be very interested in the third quarter outlooks from individual companies as they will try to measure when the economy is turning back up. The bear market of the past twelve months has been very severe and difficult for investors to withstand. As we experience the very oversold levels the markets are reaching, history tells us the bottom is very near. We predict the market will finally make the long awaited low and shift back from a bear market to a bull market. It is important to remember the stock market moves in anticipation of future expectations, not to what is currently happening. A combination of signs that the economy is strengthening, earnings are bottoming and that interest rates are still falling will get the market moving higher. A very strong rally could develop as the expectation for this combination of signs is realized.

We welcome new shareholders to the Leonetti Balanced Fund and thank existing shareholders for their continued confidence.

Cordially,


LEONETTI & ASSOCIATES, INC.

                             LEONETTI BALANCED FUND

 Value of $10,000 vs Wilshire 5000+Salomon+US Treasury and Lipper Balanced Index

                           Average Annual Total Return
                           Period Ended June 30, 2001

                      1 Year ..................... -12.48%
                      5 Years ....................  11.64%
                      Since Inception (8/1/95) ...  11.27%

              Leonetti Balanced Fund    Wilshire 5000+Salomon+US Treasury    Lipper Balanced Index
              ----------------------    ---------------------------------    ---------------------
 Aug 1, 95           10,000                        10,000                            10,000
Dec 31, 95           10,605                        10,842                            10,817
Jun 30, 96           10,846                        11,535                            11,283
Dec 31, 96           11,330                        12,456                            12,224
Jun 30, 97           12,464                        13,994                            13,586
Dec 31, 97           13,691                        15,342                            14,675
Jun 30, 98           15,468                        17,085                            16,111
Dec 31, 98           17,459                        18,222                            16,930
Jun 30, 99           19,224                        19,552                            17,974
Dec 31, 99           22,002                        20,967                            18,449
Jun 30, 00           21,494                        21,196                            18,770
Dec 31, 00           20,012                        20,244                            18,890
Jun 30, 01           18,812                        19,713                            18,574

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends.

[LOGO]                                                      LEONETTI GROWTH FUND


Dear Shareholder:

Stocks retreated sharply in the first three months of this year, yet managed to rally nicely in the last three months. Large capitalization growth stocks continued to suffer as the technology and telecommunications sectors dropped significantly.

                             SIX MONTH AND YEAR-TO-DATE PERFORMANCE*
                             ---------------------------------------
Dow Industrials                    (2.6%)            + 0.5%
Nasdaq Composite                  (12.6%)            (45.5%)
S&P 500                            (7.3%)            (15.8%)

*    without dividends

The Leonetti Growth Fund declined 14.53% for the past six months and 24.32% for the full year. This compared to the S&P 500 (without dividends) dropping 7.26% for the six months and 15.82% for the whole year. The Lipper Large Capitalization Core Index finished the six-month period lower by 7.70%. Total net assets as of June 30, 2001 are $5.5 million.

The Russell 2000 index has been the best performing index for this year and one of the best throughout the bear market decline. The companies that make up the index are small and mid-capitalization stocks. Many of these had been underperformers during the big run-up in large capitalization growth stocks between 1997 and the first quarter of 2000. As the big growth companies went into their severe declines, value stocks of all kinds did better, especially small and mid-value stocks. Microsoft was the best performer in the Dow Industrials during the second quarter. Microsoft's strength also helped the Nasdaq Composite in which Microsoft is the largest weighting and the S&P 500 where Microsoft is one of the largest weights.

According to the June issue of FORTUNE magazine, 46 dot-coms closed shop in May, bringing the total to 171 so far this year. Last year saw 140 close shop. As bad as the numbers sound the fact is most of these dot-coms were catalog or mail order type outfits trying to move or start their business on the Internet. The valuations afforded to such firms 15 months ago were surprising. During this year we have also seen a number of telecommunication providers and suppliers close their doors. The excessive supply of bandwidth swamped demand hurting many companies. The fiber optic companies took the hardest hit in the stock market as many carried the richest valuations.

The Kiplinger Letter points out an area of growth that will become very important in the near future. It is called dynamic resource management (DRM). "It's a trio of technologies (pc, Internet and databases) coming together. It will make instant sense of information, let companies analyze data on the spot, respond to constantly changing conditions and turn on a dime. Companies will be able to fine tune management of resources and suppliers, daily choreographing of production lines and overnight shifts in sales strategies. Dell Computer, Procter & Gamble, Wal-Mart and other companies are already using these systems. By 2003 DRM systems will be widespread in big business and by 2006 in small companies. A huge leap forward for productivity."

We positioned the portfolio this year towards a broader range of equities and increased the total number of holdings in the portfolio.

The ten largest common stock holdings in the Leonetti Growth Fund as of June 30, 2001 were, in order:

Verizon Communications (VZ)
Citigroup (C)
Charter One Financial (CF)
American Home Products (AHP)
IBM Corp. (IBM)
Union Pacific (UNP)
General Electric (GE)
Kroger Co. (KR)
Bank Of New York (BK)
Marriott Corp. (MAR)

In the next month or so we could see the Nasdaq Composite experience some sort of a retest of the lows, while the New York Composite may experience a minor retreat. This will probably be the last growl of the bear market. If that pattern holds true, we believe a significant rally should develop that will carry stock prices sharply higher.

We welcome new shareholders to the Leonetti Growth Fund and thank existing shareholders for their continued confidence.

Cordially,


LEONETTI & ASSOCIATES, INC.

                              LEONETTI GROWTH FUND
                    Value of $10,000 vs S&P 500 Index $17,000

                           Average Annual Total Return
                           Period Ended June 30, 2001

                      1 Year ..................... -24.32%
                      Since Inception (9/1/99) ...  -4.91%

                    Leonetti Growth Fund          S&P 500 Index w/inc
                    --------------------          -------------------
 Sep 1, 99                10,000                        10,000
Sep 30, 99                10,190                         9,726
Dec 31, 99                12,600                        11,173
Mar 31, 00                13,420                        11,429
Jun 30, 00                12,050                        11,125
Sep 30, 00                12,500                        11,017
Dec 31, 00                10,670                        10,156
Mar 31, 01                 8,990                         8,951
Jun 30, 01                 9,120                         9,475

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2001
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 65.6%

AEROSPACE & DEFENSE: 2.0%
    10,000   Boeing Co.                                             $   556,000
                                                                    -----------
AEROSPACE/DEFENSE EQUIPMENT: 1.6%
    12,000   B.F. Goodrich Co. (The)                                    455,760
                                                                    -----------
AUTO/TRUCK PARTS AND EQUIPMENT: 1.3%
    10,000   Lear Corp.*                                                349,000
                                                                    -----------
BANKS: 3.9%
    10,000   Bank of New York Co., Inc.                                 480,000
    10,000   Northern Trust Corp.                                       625,000
                                                                    -----------
                                                                      1,105,000
                                                                    -----------
BUILDING MATERIALS: 1.9%
     9,000   American Standard Companies Inc.*                          540,900
                                                                    -----------
CHEMICALS - DIVERSIFIED: 1.2%
    10,000   Dow Chemical Co.                                           332,500
                                                                    -----------
COMPUTERS: 2.0%
     5,000   International Business Machines Corp.                      565,000
                                                                    -----------
COMPUTERS - NETWORKING PRODUCTS: 1.2%
    15,000   Cabletron Systems, Inc.*                                   342,750
                                                                    -----------
CONSUMER PRODUCTS: 1.0%
    15,000   Sara Lee Corp.                                             284,100
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 2.8%
    15,000   Citigroup, Inc.                                            792,600
                                                                    -----------
DIVERSIFIED OPERATIONS: 2.6%
    15,000   General Electric Co.                                       731,250
                                                                    -----------
FOOD - WHOLESALE: 1.0%
    10,000   Sysco Corp.                                                271,500
                                                                    -----------
FOODS: 1.1%
    15,000   ConAgra, Inc.                                              297,150
                                                                    -----------
HEALTHCARE - SERVICES: 1.4%
    15,000   Sunrise Assisted Living, Inc.*                             393,750
                                                                    -----------
HOTELS & MOTELS: 1.7%
    10,000   Marriott International, Inc. - Class A                     473,400
                                                                    -----------
INTERNET: 0.5%
    10,000   Earthlink, Inc.*                                           141,000
                                                                    -----------
MANUFACTURING: 7.6%
    18,000   Eastman Kodak Co.                                      $   840,240
    15,000   ITT Industries, Inc.                                       663,750
     5,000   SPX Corp.*                                                 625,900
                                                                    -----------
                                                                      2,129,890
                                                                    -----------
MEDIA: 10.5%
    16,000   AOL Time Warner, Inc.*                                     848,000
    15,000   Comcast Corp. - Special Class A*                           651,000
    15,000   New York Times Co. - Class A                               630,000
    20,000   Tribune Co.                                                800,200
                                                                    -----------
                                                                      2,929,200
                                                                    -----------
MEDICAL SERVICE & SUPPLIES: 1.1%
    18,000   Boston Scientific Corp.*                                   306,000
                                                                    -----------
METAL - ALUMINUM: 2.1%
    15,000   Alcoa, Inc.                                                591,000
                                                                    -----------
PAPER & FOREST PRODUCTS: 2.5%
    10,000   Georgia-Pacific Corp.                                      338,500
    10,000   International Paper Co.                                    357,000
                                                                    -----------
                                                                        695,500
                                                                    -----------
PHARMACEUTICALS: 4.2%
    20,000   American Home Products Corp.                             1,168,800
                                                                    -----------
RETAIL: 1.8%
    12,000   Sears, Roebuck & Co.                                       507,720
                                                                    -----------
RETAIL - DISCOUNT: 1.7%
    10,000   Wal-Mart Stores, Inc.                                      488,000
                                                                    -----------
RETAIL - FOOD: 1.8%
    20,000   Kroger Co. (The)                                          500,000
                                                                    -----------
SAVINGS & LOAN/THRIFTS: 1.1%
    10,000   Charter One Financial, Inc.                                319,000
                                                                    -----------
TELECOMMUNICATIONS: 2.9%
    15,000   Verizon Communications                                    802,500
                                                                    -----------
TRANSPORTATION: 1.1%
    10,000   Burlington Northern Santa Fe Corp.                         301,700
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $16,403,018)                                                 18,370,970
                                                                    -----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS: 28.4%
$  500,000   U.S. Treasury Note, 5.500%, 8/31/2001                  $   501,587
 1,000,000   U.S. Treasury Note, 6.375%, 9/30/2001                    1,006,781
 1,000,000   U.S. Treasury Note, 6.250%, 10/31/2001                   1,008,555
 1,300,000   U.S. Treasury Note, 5.875%, 11/30/2001                   1,311,697
   800,000   U.S. Treasury Note, 6.250%, 1/31/2002                      811,559
 1,000,000   U.S. Treasury Note, 6.000%, 7/31/2002                    1,021,875
 1,000,000   U.S. Treasury Note, 4.750%, 2/15/2004                    1,005,732
 1,300,000   U.S. Treasury Note, 4.625%, 5/15/2006                    1,282,532
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost $7,874,467)                                                   7,950,318
                                                                    -----------
REPURCHASE AGREEMENT: 7.8%

$2,187,000   Firstar Bank Repurchase Agreement, 3.15%,
             dated 6/29/2001, due 7/2/2001 (collateralized
             by $2,230,737 FHLMC, 6.0%, due 3/1/2025)
             (value of proceeds $2,187,574) (cost $2,187,000)       $ 2,187,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $26,464,485+): 101.8%                                        28,508,288
Liabilities in excess of Other Assets: (1.8)%                          (506,928)
                                                                    -----------
NET ASSETS: 100.0%                                                  $28,001,360
                                                                    ===========

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

             Gross unrealized appreciation                          $ 2,516,654
             Gross unrealized depreciation                             (472,851)
                                                                    -----------
             Net unrealized appreciation                            $ 2,043,803
                                                                    ===========

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2001
--------------------------------------------------------------------------------
  SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 90.3%

AEROSPACE/DEFENSE EQUIPMENT: 2.7%
   4,000   B.F. Goodrich Co. (The)                                  $   151,920
                                                                    -----------
APPLIANCES: 3.4%
   3,000   Whirlpool Corp.                                              187,500
                                                                    -----------
BANKS: 6.7%
   3,000   Bank Of America Corp.                                        180,090
   4,000   Bank of New York Co., Inc.                                   192,000
                                                                    -----------
                                                                        372,090
                                                                    -----------
BEVERAGES: 2.2%
   3,000   Pepsi Bottling Group, Inc.                                   120,300
                                                                    -----------
BUILDING AND CONSTRUCTION: 2.0%
   5,000   D.R. Horton, Inc.                                            113,500
                                                                    -----------
CHEMICALS - DIVERSIFIED: 2.8%
   3,000   PPG Industries, Inc.                                         157,710
                                                                    -----------
COMPUTERS: 4.1%
   2,000   International Business Machines Corp.                        226,000
                                                                    -----------
COMPUTERS - NETWORKING PRODUCTS: 2.1%
   5,000   Cabletron Systems, Inc.*                                     114,250
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 5.1%
   5,333   Citigroup, Inc.                                              281,796
                                                                    -----------
DIVERSIFIED OPERATIONS: 4.0%
   4,500   General Electric Co.                                         219,375
                                                                    -----------
HEALTHCARE - SERVICES: 3.8%
   8,000   Sunrise Assisted Living, Inc.*                               210,000
                                                                    -----------
HOTELS & MOTELS: 3.4%
   4,000   Marriott International, Inc. - Class A                       189,360
                                                                    -----------
INTERNET: 2.0%
   8,000   Earthlink, Inc.*                                             112,800
                                                                    -----------
MACHINERY - DIVERSIFIED: 3.0%
   4,000   Ingersoll-Rand Co.                                           164,800
                                                                    -----------
MANUFACTURING: 3.2%
   4,000   ITT Industries, Inc.                                         177,000
                                                                    -----------
MEDIA: 3.0%
   4,000   New York Times Co. - Class A                             $   168,000
                                                                    -----------
MEDICAL SERVICE & SUPPLIES: 2.5%
   8,000   Boston Scientific Corp.*                                     136,000
                                                                    -----------
METAL - ALUMINUM: 2.8%
   4,000   Alcoa, Inc.                                                  157,600
                                                                    -----------
PHARMACEUTICALS: 4.2%
   4,000   American Home Products Corp.                                 233,760
                                                                    -----------
RETAIL: 3.1%
   4,000   Sears, Roebuck & Co.                                         169,240
                                                                    -----------
RETAIL - DISCOUNT: 1.2%
   5,000   Big Lots, Inc.                                                68,400
                                                                    -----------
RETAIL - FOOD: 3.6%
   8,000   Kroger Co. (The)                                             200,000
                                                                    -----------
SAVINGS & LOAN/THRIFTS: 7.0%
   8,000   Charter One Financial, Inc.                                  255,200
   5,000   Roslyn Bancorp, Inc.                                         131,500
                                                                    -----------
                                                                        386,700
                                                                    -----------
TELECOMMUNICATIONS: 5.8%
   6,000   Verizon Communications                                       321,000
                                                                    -----------
TRANSPORTATION - AIR: 2.6%
   4,000   AMR Corp.*                                                   144,520
                                                                    -----------
TRANSPORTATION - RAIL: 4.0%
   4,000   Union Pacific Corp.                                          219,640
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $4,711,424)                                                   5,003,261
                                                                    -----------

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 12.2%
$676,000   Firstar Bank Repurchase Agreement, 3.15%, dated
           6/29/2001, due 7/2/2001 (collateralized by $689,519
           FHLMC, 6.0%, due 3/1/2025) (value of proceeds
           $676,177) (cost $676,000)                                $   676,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $5,387,424+): 102.5%                                          5,679,261
Liabilities in excess of Other Assets: (2.5)%                          (137,523)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 5,541,738
                                                                    ===========

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation                            $   374,975
           Gross unrealized depreciation                                (83,138)
                                                                    -----------
           Net unrealized appreciation                              $   291,837
                                                                    ===========

See accompanying Notes to Financial Statements.

                              LEONETTI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2001
--------------------------------------------------------------------------------

                                                                      BALANCED          GROWTH
                                                                        FUND             FUND
                                                                     -----------      -----------
ASSETS
   Investments in securities, at value
     (cost $26,464,485 and
     $5,387,424, respectively) ..................................    $28,508,288      $ 5,679,261
   Cash .........................................................            603              645
   Receivables:
     Due from advisor ...........................................             --            6,657
     Dividends and interest .....................................        154,356            2,878
     Fund shares sold ...........................................          3,327            4,292
     Securities sold ............................................             --          149,155
   Prepaid expenses .............................................          3,978            7,597
                                                                     -----------      -----------
            Total assets ........................................     28,670,552        5,850,485
                                                                     -----------      -----------
LIABILITIES
   Payables:
     Administration fees ........................................            461              267
     Distribution to shareholders ...............................          2,769               --
     Due to advisor .............................................         23,513               --
     Securities purchased .......................................        613,422          283,670
   Accrued expenses .............................................         29,027           24,810
                                                                     -----------      -----------
            Total liabilities ...................................        669,192          308,747
                                                                     -----------      -----------
   NET ASSETS ...................................................    $28,001,360      $ 5,541,738
                                                                     ===========      ===========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($28,001,360/1,961,624 and $5,541,738/607,490,
     respectively; unlimited number of shares
     authorized without par value) ..............................    $     14.27      $      9.12
                                                                     ===========      ===========
COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................    $25,460,243      $ 7,281,133
   Accumulated net investment income ............................        205,809               --
   Accumulated net realized gain (loss)
     on investments .............................................        291,505       (2,031,232)
   Net unrealized appreciation on investments ...................      2,043,803          291,837
                                                                     -----------      -----------
            Net assets ..........................................    $28,001,360      $ 5,541,738
                                                                     ===========      ===========

See accompanying Notes to Financial Statements.

                              LEONETTI FUNDS

STATEMENTS OF OPERATIONS For the Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                           BALANCED           GROWTH
                                                                             FUND              FUND
                                                                         -----------       -----------
INVESTMENT INCOME
   Income
     Dividends .......................................................   $   167,260       $    47,653
     Interest ........................................................       562,808            23,033
     Other ...........................................................        19,780                --
                                                                         -----------       -----------
        Total income .................................................       749,848            70,686
                                                                         -----------       -----------
   Expenses
     Advisory fees ...................................................       301,786            63,353
     Administration fees .............................................        60,397            30,000
     Fund accounting fees ............................................        27,927            18,322
     Audit fees ......................................................        21,286            17,147
     Transfer agent fees .............................................        44,024            20,011
     Custody fees ....................................................        12,820             7,627
     Reports to shareholders .........................................         9,415             3,672
     Registration fees ...............................................        15,841            16,841
     Legal fees ......................................................         3,317             3,023
     Trustee fees ....................................................         6,534             3,119
     Insurance expense ...............................................         1,971               335
     Miscellaneous ...................................................         5,808             1,799
                                                                         -----------       -----------
        Total expenses ...............................................       511,126           185,249
        Less: fees waived ............................................            --           (58,543)
                                                                         -----------       -----------
        Net expenses .................................................       511,126           126,706
                                                                         -----------       -----------
          NET INVESTMENT INCOME (LOSS) ...............................       238,722           (56,020)
                                                                         -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...........................     1,704,147        (1,492,266)
   Net unrealized depreciation on investments ........................    (6,018,019)         (237,948)
                                                                         -----------       -----------
     Net realized and unrealized loss on investments..................    (4,313,872)       (1,730,214)
                                                                         -----------       -----------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $(4,075,150)      $(1,786,234)
                                                                         ===========       ===========

See accompanying Notes to Financial Statements.

                       LEONETTI BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           YEAR ENDED         YEAR ENDED
                                                          JUNE 30, 2001      JUNE 30, 2000
                                                          -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ...............................    $    238,722       $    117,035
  Net realized gain on investments ....................       1,704,147            932,687
  Net unrealized appreciation
   (depreciation) on investments ......................      (6,018,019)         1,836,455
                                                           ------------       ------------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .....................      (4,075,150)         2,886,177
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................        (113,404)           (68,992)
  From net realized gain ..............................      (2,381,662)          (675,334)
                                                           ------------       ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............      (2,495,066)          (744,326)
                                                           ------------       ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
     net change in outstanding shares (a) .............       4,157,429          4,204,474
                                                           ------------       ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS.........      (2,412,787)         6,346,325

NET ASSETS
  Beginning of year ...................................      30,414,147         24,067,822
                                                           ------------       ------------
  END OF YEAR .........................................    $ 28,001,360       $ 30,414,147
                                                           ============       ============
Accumulated net investment income .....................    $    205,809       $     80,491
                                                           ============       ============

(a) A summary of capital share transactions is as follows:

                                         YEAR ENDED                    YEAR ENDED
                                       JUNE 30, 2001                 JUNE 30, 2000
                                  ------------------------      ------------------------
                                    Shares        Value           Shares        Value
                                  ---------    -----------      ---------    -----------
Shares sold                         240,085    $ 4,098,648        354,229    $ 6,196,803
Shares issued in reinvestment
 of distributions                   161,732      2,492,297         41,794        743,508
Shares redeemed                    (150,523)    (2,433,516)      (158,912)    (2,735,837)
                                  ---------    -----------      ---------    -----------
Net increase                        251,294    $ 4,157,429        237,111    $ 4,204,474
                                  =========    ===========      =========    ===========

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         SEPTEMBER 1, 1999*
                                                         YEAR ENDED           THROUGH
                                                       JUNE 30, 2001       JUNE 30, 2000
                                                       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ...............................   $   (56,020)        $   (36,510)
  Net realized loss on investments ..................    (1,492,266)           (538,966)
  Net unrealized appreciation
     (depreciation) on investments ..................      (237,948)            529,785
                                                        -----------         -----------
     NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS ....................................    (1,786,234)            (45,691)
                                                        -----------         -----------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
   change in outstanding shares (a) .................       846,161           6,527,502
                                                        -----------         -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS ........      (940,073)          6,481,811

NET ASSETS
  Beginning of period ...............................     6,481,811                  --
                                                        -----------         -----------
  END OF PERIOD .....................................   $ 5,541,738         $ 6,481,811
                                                        ===========         ===========
Accumulated net investment income ...................   $        --         $        --
                                                        ===========         ===========

(a) A summary of capital share transactions is as follows:

                                                        SEPTEMBER 1, 1999*
                                YEAR ENDED                   THROUGH
                              JUNE 30, 2001               JUNE 30, 2000
                         -----------------------     -----------------------
                          Shares        Value         Shares        Value
                         --------    -----------     --------    -----------
Shares sold               131,788    $ 1,497,249      543,925    $ 6,600,930
Shares redeemed           (62,077)      (651,088)      (6,146)       (73,428)
                         --------    -----------     --------    -----------
Net increase               69,711    $   846,161      537,779    $ 6,527,502
                         ========    ===========     ========    ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                       LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                   YEAR ENDED JUNE 30,
                                                  ----------------------------------------------------
                                                    2001        2000       1999       1998       1997
                                                  -------     -------    -------    -------    -------
Net asset value, beginning of year ............   $ 17.78     $ 16.34    $ 14.02    $ 12.31    $ 10.80
                                                  -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................      0.13        0.07       0.05       0.05       0.06
  Net realized and unrealized
   gain (loss) on investments .................     (2.25)       1.86       3.18       2.75       1.54
                                                  -------     -------    -------    -------    -------
Total from investment operations ..............     (2.12)       1.93       3.23       2.80       1.60
                                                  -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income ..................     (0.06)      (0.05)     (0.05)     (0.03)     (0.09)
  From net realized gain ......................     (1.33)      (0.44)     (0.86)     (1.06)        --
                                                  -------     -------    -------    -------    -------
Total distributions ...........................     (1.39)      (0.49)     (0.91)     (1.09)     (0.09)
                                                  -------     -------    -------    -------    -------
Net asset value, end of year ..................   $ 14.27     $ 17.78    $ 16.34    $ 14.02    $ 12.31
                                                  =======     =======    =======    =======    =======

Total return ..................................    (12.48)%     11.81%     24.28%     24.10%     14.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)...........   $  28.0     $  30.4    $  24.1    $  15.5    $  11.3
  Ratio of expenses to average net assets......      1.69%       1.61%      1.77%      1.99%      2.29%
  Ratio of net investment income to average
   net assets .................................      0.79%       0.43%      0.35%      0.40%      0.47%
  Portfolio turnover rate .....................    115.03%      88.76%     81.16%     89.51%    119.75%

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                             SEPTEMBER 1, 1999*
                                                              YEAR ENDED          THROUGH
                                                            JUNE 30, 2001       JUNE 30, 2000
                                                            -------------       -------------
Net asset value, beginning of period ....................      $ 12.05             $ 10.00
                                                               -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...................................        (0.09)              (0.07)
  Net realized and unrealized gain (loss) on
   investments ......................................            (2.84)               2.12
                                                               -------             -------
Total from investment operations ........................        (2.93)               2.05
                                                               -------             -------
Net asset value, end of period ..........................      $  9.12             $ 12.05
                                                               =======             =======

Total return ............................................       (24.32)%             20.50%^

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ..................      $   5.5             $   6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ..............         2.93%               4.09%+
  After fees waived and expenses absorbed ...............         2.00%               2.00%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ..............        (1.81)%             (3.28)%+
  After fees waived and expenses absorbed ...............        (0.88)%             (1.19)%+
  Portfolio turnover rate ...............................       197.16%             193.89%^

* Commencement of operations.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                              LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund and the Leonetti Growth Fund (the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment
Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or Nas-daq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to continually comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

          At June 30, 2001, the Leonetti Growth Fund had a capital loss carryforward of approximately $2,031,232, $538,966 of which expires June 30, 2008 and

                               LEONETTI FUNDS

--------------------------------------------------------------------------------

          $1,492,266 of which expires June 30, 2009, available to offset future gains, if any.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended June 30, 2001, the Leonetti Growth Fund decreased paid-in-capital by $56,020 due to the Fund experiencing a net investment loss during the year. Accumulated net realized loss on investments and net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the year ended June 30, 2001, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $301,786 and $63,353, respectively, in advisory fees.

     The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 2.00%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal

                              LEONETTI FUNDS

--------------------------------------------------------------------------------

year does not exceed the applicable limitation on Fund expenses. For the year ended June 30, 2001, the Advisor waived $58,543 of its fee. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million        $30,000
          $15 to $50 million       0.20% of average daily net assets
          $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
          Over $150 million        0.05% of average daily net assets

     For the year ended June 30, 2001, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $60,397 and $30,000 in administration fees, respectively.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended June 30, 2001, excluding U.S. Government obligations and short-term investments, were $25,259,870 and $21,943,024, respectively, for the Leonetti
Balanced Fund and $11,821,230 and $11,450,213, respectively, for the Leonetti Growth Fund.

     The cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term investments, for the year ended June 30, 2001 were $3,311,601 and $5,000,000, respectively, for the Leonetti Balanced Fund.

                               LEONETTI FUNDS

--------------------------------------------------------------------------------

NOTE 5 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the
Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Leonetti Balanced Fund and Leonetti Growth Fund and the Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Leonetti Balanced Fund and Leonetti Growth Fund (the "Funds") (two of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 2001, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund and Leonetti Growth Fund as of June 30, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP

Los Angeles, California
August 2, 2001

================================================================================

                                     ADVISOR
                           LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                             Buffalo Grove, IL 60089
                              www.leonettiassoc.com

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 East Camelback Rd., Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                         SUNSTONE FINANCIAL GROUP, INC.
                                  P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

                                    AUDITORS
                                ERNST & YOUNG LLP
                            725 South Figueroa Street
                              Los Angeles, CA 90017

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.